UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington DC 20549

                             _____________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: October 6, 11, 2004

                               REII INCORPORATED
                        (Formerly Bap Acquisition Corp.)

            ________________________________________________________
              Exact name of registrant as specified in its charter



Delaware                        21-16563-B                      51-0373976
________                        __________                      ___________

(State or other Jurisdiction   (Commission                      (IRS Employee
of Incorporation)               File number)                 Identification No.)

                   1051 Fifth Avenue North, Naples, FL 34102
                   __________________________________________
               (Address of Principal Executive Office) (Zip Code)


                                 (239) 261-3396
                           _________________________
                         (registrant's Telephone Number
                              Including Area Code)




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ITEM 1. N/A

ITEM 2.01 DISPOSITION OF ASSETS

In October, 2004 Ricketts Enterprises International Inc., a subsidiary of REII INCORPORATED (THE COMPANY) disposed of two (2) residential properties held for investment purposes.

On October 5, 2004, One residential property was sold at:

5326 Jennings Street, Naples, FL 34113                         $90,000.00
                                                               ----------
Gross Sale Price                                               $90,000.00
                                                               ----------

Cost of Sale Action                                              2,348.69
                                                               ----------
Net Income from Sale                                           $87,651.31
                                                               ==========



On October 11, 2004, the second residential property was sold at:

5330 Jennings Street, Naples, FL 34113                         $90,000.00
                                                               ----------
Gross Sale Price                                               $90,000.00
                                                               ----------

Cost of Sale Action                                              3,738.26
                                                               ----------
Net Income from Sale                                           $86,261.74
                                                               ==========


Signed                                                  Signed
/s/ UNA RICKETTS                                        /S/ KAREN RICKETTS
----------------                                        -------------------
Una Ricketts                                            Karen Ricketts
President/Treasurer                                     Secretary



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                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunder duly authorized

Dated October 18, 2004

REII INCORPORATED

by /s/ UNA RICKETTS                             by /s/ KAREN RICKETTS
------------------------                        ----------------------
Una M. Ricketts President/Treasurer             Secretary






                                 (239) 261-3396
                         ------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)

Indicate by check mark whether the registratn (1) has filed all reports to be filed by Section 13 or 15 (d) of the Securities and Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant as required to file such reports) and (2) has been subject to such filing requirements for the past 90 days
                                        Yes  X          No
                                            ---

As of October 18, 2004, there were 4,655,310 shares of the registrant's common stock outstanding.

















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